UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 6, 2011
BRONCO DRILLING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51471	20-2902156

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16217 North May Avenue Edmond, OK	73013

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (405) 242-4444
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 6, 2011, Bronco Drilling Company, Inc. issued a press release announcing selected financial and operational results for the quarter ended March 31, 2011. A copy of the press release is being furnished as Exhibit 99.1 to this report.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Number	Exhibit
99.1	Press Release issued by Bronco Drilling Company, Inc., dated May 6, 2011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRONCO DRILLING COMPANY, INC.
Date: May 6, 2011	By:	/s/ MATTHEW S. PORTER
Matthew S. Porter
Chief Financial Officer

Exhibit Index

Number	Exhibit
99.1	Press Release issued by Bronco Drilling Company, Inc., dated May 6, 2011